CLEARWATER INVESTMENT TRUST

CLEARWATER SELECT EQUITY FUND

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2024, AS SUPPLEMENTED

The date of this Supplement is December 18, 2024.

Effective January 1, 2025, Clearwater Management Co., Inc., the investment manager of the Clearwater Investment Trust, will increase its voluntary management fee waiver for Clearwater Select Equity Fund and decrease its voluntary management fee waiver for Clearwater International Fund (the “International Fund”).

Additionally, the Board of Trustees has approved the termination of LSV Asset Management (“LSV”) as a subadviser to the International Fund. The Board of Trustees has also approved an amendment to the investment subadvisory agreement with an existing subadviser to the International Fund, Artisan Partners Limited Partnership (“Artisan Partners”), which will now manage an additional allocation of the Fund’s assets in a separate strategy from its existing allocation. The termination of LSV and additional allocation of assets to Artisan Partners is scheduled to take effect on or about January 10, 2025 (the “Subadviser Change Date”).

Effective January 1, 2025, the following change is made to the Statement of Additional Information (“SAI”):

1.	The third paragraph of the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Investment Manager” is deleted and replaced with the following:

As compensation for its management services and expenses assumed, the investment manager is contractually entitled to receive a management fee at the annual rate of 0.90%, 1.35%, 0.60% and 1.00% of the net assets of Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund, respectively. Effective October 1, 2024, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund and Tax-Exempt Bond Fund to achieve an effective management fee rate equal to 0.23% and 0.29%, respectively, of each Fund’s average daily net assets. Effective January 1, 2025, CMC has voluntarily agreed to waive a portion of the management fee for the Select Equity Fund and International Fund to achieve an effective management fee rate equal to 0.92% and 0.75%, respectively, of each Fund’s average daily net assets.

Effective on the Subadviser Change Date, the SAI is amended as follows:

1.	All references to LSV are deleted in their entirety.

2.	The first and second paragraphs relating to Artisan Partners under the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers” are deleted and replaced with the following:

Artisan Partners Limited Partnership. Artisan Partners Limited Partnership (“Artisan Partners”) is a registered investment adviser under the Advisers Act. Artisan Partners is managed by its general partner Artisan Investments GP LLC, which is wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP’s sole general partner is Artisan Partners Asset Management Inc., a publicly traded company. Artisan Partners entered into a subadvisory contract dated March 12, 2014 to manage a portion of the International Fund’s portfolio. The contract was amended to reflect an additional strategy to be used by Artisan Partners in managing a portion of the Fund’s assets. Artisan Partners’ address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. As of December 31, 2023, Artisan Partners had approximately $150 billion in assets under management.

Under the International Fund subadvisory contract, Artisan Partners develops, recommends and implements an investment program and strategy for each of its portions of the International Fund, which is consistent with the International Fund’s investment objectives and policies. Artisan Partners is also responsible for making all portfolio and brokerage decisions with respect to the portion of the International Fund’s assets it manages.

3.	The following is added to the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Prior Subadvisers”:

LSV Asset Management (“LSV”). Effective January 10, 2025, the subadvisory agreement with LSV was terminated.

The International Fund was not responsible for payment of the subadvisory fees to LSV. During the years ended December 31, 2021, 2022 and 2023, the investment manager paid subadvisory fees of $1,115,890, $1,194,053, and $1,219,754, respectively, to LSV.

4.	The following rows are added to the table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing”:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Beini Zhou, CFA ***	International Fund

Other Registered Investment Companies: 1 fund with approximately $202 million in assets.

Other Pooled Investment Vehicles: 1 pool with a performance fee and approximately $67 million in assets.

Other Accounts: 1 account with approximately $116 million in assets.

Anand Vasagiri ***	International Fund

Other Registered Investment Companies: 1 fund with approximately $202 million in assets.

Other Pooled Investment Vehicles: 1 pool with a performance fee and approximately $67 million in assets.

Other Accounts: 1 account with approximately $116 million in assets.

***	Data for this portion of the table is as of November 30, 2024.

5.

Messrs. Zhou and Vasagiri are added to the row corresponding to Artisan Partners’ portfolio managers in the in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest.”

6.

Messrs. Zhou and Vasagiri are added to the row corresponding to Artisan Partners’ portfolio managers in the in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure.”

7.	The following rows are added to the table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers”:

Portfolio Manager	Fund	Ownership
Beini Zhou, CFA*	International Fund	A

Anand Vasagiri*	International Fund	A

*	Data for this portion of the table is as of December 16, 2024.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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